UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 12, 2009
NACCO INDUSTRIES, INC.

(Exact Name of Registrant as Specified in Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

1-9172	34-1505819

(Commission File Number)	(IRS Employer Identification Number)

5875 Landerbrook Drive, Cleveland, OH	44124-4017

(Address of Principal Executive Offices)	(Zip Code)
(440) 449-9600

(Registrant’s telephone number, including area code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1
EX-99.2
EX-99.3

Item 7.01 Regulation FD Disclosure.
     On May 12, 2009, NACCO Industries, Inc. (the “Company”) will update its Subsidiary Companies’ Business Highlights web pages on its website, www.nacco.com, to include supplemental information about the Company’s subsidiaries not previously disclosed. In addition, the Company will post return on total capital employed data for its North American Coal subsidiary and updated lift truck market data on its website. The updated Subsidiary Companies’ Business Highlights, the updated lift truck market data and return on total capital information are attached as Exhibits 99.1, 99.2 and 99.3 to this Current Report on Form 8-K.
     This Current Report on Form 8-K and the information attached hereto are being furnished by the Company pursuant to Item 7.01 of
Form 8-K.
     The information in this Current Report on Form 8-K, including Exhibits 99.1, 99.2 and 99.3, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing, nor shall it be deemed an admission as to the materiality of such information.
Item 9.01 Financial Statements and Exhibits.
     As described in Item 7.01 of this Current Report on Form 8-K, the following Exhibits are furnished as part of this Current Report on
Form 8-K.

(d) Exhibits
99.1	NACCO Industries, Inc.’s Subsidiary Companies’ Business Highlights information, as posted on the NACCO Industries, Inc. website at www.nacco.com on May 12, 2009.

99.2	Updated lift truck market data, as posted on the NACCO Industries, Inc. website at www.nacco.com on May 12, 2009.

99.3	Updated return on total capital employed data for North American Coal, as posted on the NACCO Industries, Inc. website at www.nacco.com on May 12, 2009.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NACCO INDUSTRIES, INC.
By:	/s/ Kenneth C. Schilling
	Name:	Kenneth C. Schilling
	Title:	Vice President and Controller

Date: May 12, 2009

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EXHIBIT INDEX

Exhibit
Number	Description
99.1	NACCO Industries, Inc.’s Subsidiary Companies’ Business Highlights information, as posted on the NACCO Industries, Inc. website at www.nacco.com on May 12, 2009.

99.2	Updated lift truck market data, as posted on the NACCO Industries, Inc. website at www.nacco.com on May 12, 2009.

99.3	Updated return on total capital employed data for North American Coal, as posted on the NACCO Industries, Inc. website at www.nacco.com on May 12, 2009.

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